UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 9, 2021

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Hanagar Street, Hod Hasharon, Israel	4527708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported in Current Reports on Form 8-K filed on January 5, 2021, January 19, 2021, February 4, 2021 and February 16, 2021 (collectively, the “Form 8-K”), (i) Wize Pharma, Inc. (the “Company” or “Wize”) entered into a Bid Implementation Agreement, dated as of December 30, 2021 (as amended, the “Bid Agreement”) with Cosmos Capital Limited, a digital infrastructure provider based in Sydney, Australia (“Cosmos”), whereby the Company agreed to commence an off-market takeover offer under applicable Australian laws (the “Offer”) to acquire all of the outstanding shares of Cosmos (the “Cosmos Shares”) in exchange for 61.11 shares of Wize’s common stock for each one share of Cosmos, of which 22.33 shares of Wize’s common stock will be subject to a Stock Restriction Agreement (the “Offer Consideration”), (ii) concurrently with the execution of the Bid Agreement, the Company entered into Securities Purchase Agreements (the “PIPE Agreements”) with certain accredited investors (the “PIPE Investors”), whereby the Company agreed to sell to the PIPE Investors, in a private placement, an aggregate of 25 million shares of common stock for aggregate gross proceeds of $3.0 million, (iii) on February 1, 2021, the Company lodged a Bidder’s Statement with the Australian Securities and Investments Commission to commence the Offer and (iv) on February 16, 2021, the Company announced that the Offer became unconditional and that it plans to consummate the transactions contemplated by the Bid Agreement and the Offer on or about March 9, 2021.

On March 9, 2021, the transactions contemplated by the Bid Agreement and the Offer were consummated (the “Closing”), including (i) the acquisition by the Company of approximately 89.4% of the outstanding Cosmos shares in exchange for the Offer Consideration, which means that the Company issued, in the aggregate, 428,270,616 shares of its common stock to the tendering Cosmos shareholders, (ii) the issuance of an additional 25 million shares of common stock to the PIPE Investors (including 2,916,667 shares to Mr. Noam Danenberg, our former CEO, and 833,333 shares to Mr. Or Eisenberg, our CFO), (iii) the issuance of contingent value rights (“CVR”) to each of the Wize pre-closing securityholders pursuant to a Contingent Value Rights Agreement, dated March 8, 2021 (the “CVR Agreement”), by and among the Company, certain of its subsidiaries (the “Wize Subsidiaries”), Mr. Eisenberg, as the Holders’ Representative (as defined herein), and the Rights Agent (as defined therein), whereby each CVR represents the right to receive a pro rata share of any consideration that may be received by Wize or the Wize Subsidiaries in connection with Wize’s existing LO2A business, and (iv) the issuance of a five-year warrant, exercisable into 8,710,982 shares of common stock, at an exercise price of $0.001 per share, to the financial advisor of Wize in the transaction.

As a result of the transactions described above, the Company currently has 486,323,567 shares of common stock issued and outstanding, of which the (former) holders of Cosmos shares hold, in the aggregate, 428,270,616 shares (including the shares issuable under the Stock Restriction Agreement), representing approximately 88.06% of the outstanding shares.

On March 10, 2021, the Company has also extended the expiration date of the Offer to May 10, 2021 in order to allow the remaining Cosmos shareholders who have not accepted the Offer as of yet to be able to accept the Offer. However, in order to address the possibility that Wize receives acceptances for more than 90% of the Cosmos Shares before the Amendment (as defined below) becomes effective, Wize has entered into a deferred pre-bid acceptance agreement with one of the holders of the Cosmos Shares holding approximately 10% of the outstanding Cosmos shares who has agreed to accept the Offer, but only after Wize informs such Cosmos shareholder that the Amendment has been obtained and became effective.

The securities issued by Wize in the Offer were (and, with respect to the remaining Cosmos shareholders, will be) offered and sold in reliance on an exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as they are being offered to non-U.S. investors only. The securities issued by Wize under the PIPE Agreements and the Warrant were offered and sold in reliance on an exemption from registration under Regulation D promulgated under the Securities Act. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing summary is not a complete description of all of the parties’ rights and obligations under the the Bid Agreement, the Stock Restriction Agreement, the PIPE Agreements or the CVR Agreement, and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as exhibits to the Forms 8-K and are incorporated herein by reference.

NO OFFERING

The securities to be offered and sold by Wize in the Offer are not being registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. This report shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The Offer described in this Current Report on Form 8-K is for the securities of a non-U.S. company. The Offer is subject to disclosure requirements of a country that are different from those of the United States.

Item 3.02 Unregistered Sales of Equity Securities.

With respect to the shares of the Company’s common stock issued pursuant to the Offer, the PIPE Agreements and the Warrant and the exemption from registration under the Securities Act for the issuance of such shares, the disclosures set forth in Item 2.01 above are incorporated by reference into this Item 3.02.

Item 5.01 Changes in Control of Registrant.

As a result of the transactions contemplated under the Bid Agreement and the Offer, a change of control of the Company occurred. The information provided above in “Item 2.01 – Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. As required to be disclosed by Regulation S-K Item 403(c), there are no arrangements, known to us, including any pledge by any person of our securities or any of our parents, the operation of which may at a subsequent date result in a change in control of our company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As contemplated by the Bid Agreement and previously reported, among others, in the Schedule 14(f) filed by the Company with the SEC on February 26, 2021, effective as of the Closing, (i) all of Wize’s directors (except Mr. Yossi Keret) resigned from the board of directors of Wize (the “Board”), (ii) Messrs. Greg Martin, Michael Hughes and James Manning (collectively, the “Cosmos Appointees”) were appointed to the Board, with Mr. Manning assuming the role of CEO, (iii) Wize terminated or procured the termination of each of the current employment or consulting agreements of Wize with Mr. Mark Sieczkarek, the now former Chairman of the Board, Mr. Danenberg, the now former CEO, Mr. Eisenberg, the (continuing) CFO, and another part-time employee related to Mr. Danenberg; and (iv) entered into new, part time, consulting agreements with Mr. Danenberg and Mr. Eisenberg.

Set forth below is biographical information regarding the Cosmos Appointees:

Name	Age	Position
Greg Martin	61	Chairman of the Board of Directors
Michael Hughes	55	Non-Executive Director
James Manning	36	Executive Director, CEO

Greg Martin. Mr. Martin has 40 years of experience in the energy, utilities, resources, financial services and infrastructure sectors in Australia, New Zealand and internationally. He spent 25 years, from 1981 to 2006, with the Australian Gas Light Company (AGL), a company listed on the Australian Securities Exchange (ASX) (ASX code: AGL), including 5 years as CEO and Managing Director. After leaving AGL, Mr. Martin served as CEO of the infrastructure division of Challenger Financial Services Group, a division of Challenger Limited (ASX code: CGF) from 2006 to 2008 and, subsequently, from 2011 to 2012, he served as CEO and Managing Director of Murchison Metals Limited (ASX code: MMX, delisted in 2014). He also served as a member of the COAG Energy Council Energy Appointments Selection Panel from 2015 to 2017 and was previously a director of Santos Limited (ASX code: STO), Coronado Global Resources Inc. (ASX code: CRN) and Energy Developments Limited (ASX code: ENE, delisted in 2015). Mr. Martin’s current directorships include serving as Chair of lluka Resources Limited (ASX code: ILU), Deputy Chair of Western Power and non-executive director of Spark Infrastructure Group (ASX code: SKI). Mr. Martin has a Bachelor of Economics from the University of Sydney a Bachelor of Laws from the University of Technology, Sydney. Mr. Martin is also a fellow of the Institute of Managers and Leaders (Australia and New Zealand) and a member of the Australian Institute of Company Directors.

Michael Hughes. Mr. Hughes has over 30 years of experience across the finance sector, including investment management, investor relations and commercial banking. Mr. Hughes was a director and company secretary of OzEmail Ltd (ASX code: OZM, which was also listed on the NASDAQ) between 1996 to 1999. OzEmail Ltd was the first public float of an internet service provider in Australia. Between 2014 and 2019 he served as commercial director of SeaLink Travel Group (ASX code: SLK). He is currently the chairman of the board of directors of Wiseway Group (ASX code: WWG) and Non-Executive Director of Shekel Brainweigh (ASX code: SBW). His previous management positions include serving as Head of the AMP Small Companies Fund from 2008 to 2010 and Head of Corporate at Ord Minnett from 2010 to 2014. Mr. Hughes holds a B.A. from Sydney University and an M.A. degree in applied finance from Macquarie University.

James Manning. Mr. Manning is the Founder, Managing Director and Chief Executive Officer of Cosmos. He has 18 years of experience across the real estate, hospitality and finance sectors, including investment management and mergers and acquisitions. Since 2014, Mr. Manning has been the Managing Director of Vertua Limited (NSX code: VERA), an Australian investment company. He is a director of Defender Asset Management Pty Ltd., an financial service licensed investment company, which specialises in real estate and alternate assets. Since 2003, Mr. Manning has been the Chairman of Manning Group, an Australian family office focused on investments in Australia and New Zealand. Since 2017, Mr Manning has been a Partner of First Equity, a public accounting firm within Vertua Limited. Mr. Manning holds a Masters in Finance from University of Technology of Sydney and Bachelor of Business from Australian Catholic University. He is also a Fellow of the Institute of Company Directors (FAICD) and a Member of Institute of Public Accountants (IPA).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 5, 2021, the Company obtained the written consent of the holders of approximately 54.3% of our then outstanding capital stock for an amendment to its Certificate of Incorporation to effect an increase in its authorized capital stock from 501,000,000 shares of capital stock, consisting of 500,000,000 shares of common stock, par value $0.001 per share ( “Common Stock”) and 1,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), to 801,000,000 shares of capital stock consisting of 800,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock (the “Authorized Stock Increase”). The Authorized Stock Increase, along with the authorizion to file an amendment to the Company’s Certificate of Incorporation with the State of Delaware is referred to as the “Amendment.”

The Company intends to file with the SEC, and mail to its stockholders, as promptly as practicable, an information statement on schedule 14c to report the aforesaid stockholders’ action. The Amendment will not be implemented prior the date which is twenty (20) calendar days following the date on which the definitive form of the information statement is first mailed to the Company’s stockholders.

Item 9.01. Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Being Acquired

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b)    Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Wize cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Wize’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, that Wize will not receive the benefits Wize planned to achieve from the Cosmos transactions; the possibility that Wize will enter into a transaction with respect to its LO2A business that will ultimately benefit holders of the CVRs; Wize’s expectations regarding the capitalization, resources and ownership structure of the post-closing combined company; the nature, strategy and focus of the post-closing combined company; the executive officer and board structure of the post-closing combined company; and the expectations regarding acceptance of the Offer by the Cosmos shareholders. More detailed information about the risks and uncertainties affecting Wize is contained under the heading “Risk Factors” included in Wize’s Annual Report on Form 10-K filed with the SEC on March 1, 2021, and in other filings that Wize has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Wize undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

	By:	/s/ Or Eisenberg
	Name:	Or Eisenberg
Date: March 10, 2021	Title:	Chief Financial Officer